                                                                   EXHIBIT 10.10

                               NINTH AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT

     This NINTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT dated as of February 24, 2004 (this "Amendment"), by and among (a) METALLURG, INC., a Delaware corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MI"), SHIELDALLOY METALLURGICAL CORPORATION, a Delaware corporation having its principal place of business at 12 West Boulevard, Newfield, New Jersey 08344 ("SMC") and METALLURG INTERNATIONAL RESOURCES, LLC, a Delaware limited liability company having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MIR" and together with MI and SMC, the "Borrowers"), (b) METALLURG SERVICES, INC., a New York corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MSI"), MIR (China), Inc., a Delaware corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MIR China"), METALLURG HOLDINGS CORPORATION, a New York corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MHC"), and Metallurg (Canada) Ltee./Metallurg (Canada) Ltd., a corporation organized under the laws of Quebec ("MCL", and collectively with MHC, MSI and MIR China, the "Guarantors"), (c) FLEET NATIONAL BANK (formerly known as BankBoston, N.A.), a national banking association, as agent (in such capacity the "Agent") for itself and the other financial institutions from time to time parties to the Loan Agreement referred to below (collectively, the "Banks"); and
(d) the Banks, amends certain provisions of the Amended and Restated Loan Agreement dated as of October 29, 1999, by and among the Borrowers, the Guarantors, the Agent and the Banks (as amended by that certain First Amendment thereto, dated as of October 11, 2000, that certain Second Amendment thereto, dated as of November 3, 2000, that certain Third Amendment thereto, dated as of July 2, 2001, that certain Fourth Amendment thereto, dated as of December 13, 2001, that certain Fifth Amendment thereto, dated as of December 20, 2002, that certain Sixth Amendment thereto, dated as of January 30, 2003, that certain Seventh Amendment thereto, dated as of October 1, 2003, and that certain Eighth Amendment thereto, dated as of January 14, 2004 (the "Loan Agreement").

     WHEREAS, the Borrowers and the Guarantors have notified the Agent and the Banks that SMC desires to purchase raw materials consisting of "Mexican Residues" for use in SMC's plant in Cambridge, Ohio and that such purchase will require SMC to make a prepayment of approximately Nine Million Dollars ($9,000,000) to cover the first full year of purchases of "Mexican Residues" by SMC (such prepayment is referred as the " Residue Prepayment");

     WHEREAS, the Borrowers and the Guarantors have notified the Agent and the Banks that Safeguard International Fund LP ("Safeguard") and SCP Private Equity Partners LP (together with Safeguard, the "Residue Loan Lenders") desire to make a loan to MI in a maximum original principal amount equal to Eight Million Dollars ($8,000,000) to provide SMC with funds to make the Residue Prepayment (the "Residue Loan Transaction");

     WHEREAS, the Agent and the Banks are willing to consent to the Residue Loan Transaction subject to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement and herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     'SS' 1. Defined Terms. Capitalized terms used herein without definition that are defined in the Loan Agreement shall have the same meanings herein as in the Loan Agreement.




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     'SS' 2. Residue Loan Transaction. Subject to the effectiveness of this
Amendment, the Banks and the Agent hereby consent to the Residue Loan
Transaction.

     'SS' 3. Amendment to Loan Agreement. Subject to the terms and conditions set forth herein and the effectiveness of this Amendment, the Loan Agreement is hereby amended as follows:

     'SS' 3.1 Amendments to 'SS' 1 of the Loan Agreement.

          (a) Section 1.1 of the Loan Agreement is hereby amended by restating the definition of Eligible Accounts in its entirety as follows:

     "Eligible Accounts: Those Accounts of the Borrowers (net of any finance charges, late charges, credits, rebates, contras or other offsets, commissions, counterclaims or adjustments) (a) which the Borrowers reasonably determine to be collectible, (b) the account debtors in respect of which are not reasonably deemed uncreditworthy by the Majority Banks, are not debtors in any bankruptcy, insolvency, liquidation, reorganization, dissolution or similar case or proceeding or assignors for the benefit of creditors, are not affiliated with the Borrowers or the Guarantors, and purchased the goods or services for reasonably equivalent value, (c) which are not outstanding for more than ninety
(90) days past the earlier to occur of (i) the date of invoice and (ii) the date of shipment (as to goods) or of provision (as to services), (d) which are not more than sixty (60) days past due from the due date thereof and which are on terms not to exceed thirty (30) days, (e) over which there is no Lien in favor of any person or entity other than (i) the Agent, for the benefit of the Agent and the Banks, and in which the Agent has a valid and perfected first-priority security interest and (ii) the Residue Loan Agent, for the benefit of the Residue Loan Agent and the Residue Loan Lenders, under the Residue Loan Documents (subject to the terms of the Residue Loan Subordination), (f) which are in payment of fully performed and undisputed obligations, (g) that are not due from any account debtor with respect to which more than fifty percent (50%) of the aggregate amount of all Accounts owing from such account debtor are not Eligible Accounts by reason of the foregoing clauses (c) or (d), (h) which are not Consignment Accounts, (i) which are payable in Dollars from an account debtor with its chief executive office or a branch office located within the United States of America and invoiced to and payable from such office or which are payable in Dollars or Canadian Dollars from an account debtor of SMC with its chief executive office or a branch office located within Canada and invoiced to and payable from such office (except to the extent that the Agent in its sole discretion shall have agreed to include Accounts payable by certain specified account debtors from offices outside of the United States of America, provided, that the Agent may in its discretion, upon thirty (30) days prior notice to the Borrowers, exclude any such Accounts payable from offices outside of the United States of America and theretofore includable in Eligible Accounts), (j) that are not due from an account debtor located in Minnesota or New Jersey unless the owner of such Account (i) has received a certificate of authority to do business and is in good standing in such state or (ii) has filed a notice of business activities report with the appropriate office or agency of such state for the current year, and (k) that are not supported by a letter of credit unless the Agent has a prior, perfected security interest in such letter of credit for the benefit of the Banks and the Agent."

          (b) Section 1.1 of the Loan Agreement is hereby further amended by restating the definition of Eligible Canadian Accounts in its entirety as follows:

     "Eligible Canadian Accounts: Those Accounts of MCL (net of any finance charges, late charges, credits, rebates, contras or other offsets, commissions, counterclaims or adjustments) (a) which the Borrowers reasonably determine to be collectible, (b) the account debtors in respect of which are not reasonably deemed uncreditworthy by the Majority Banks, are not debtors in any bankruptcy, insolvency, liquidation, reorganization, dissolution or similar case or proceeding or assignors for the benefit of creditors, are not affiliated with the Borrowers or the Guarantors, and purchased the goods or services for reasonably equivalent value, (c) which are not outstanding for more than ninety (90) days past the earlier to occur of (i) the date of invoice and (ii) the date of shipment (as to goods) or of provision (as to services), (d) which are not more than sixty (60) days past due from the due date thereof and which are on terms not to exceed thirty (30) days, (e) over which there is no Lien in favor of any person or entity other than (i) MI, and in which MI has a valid and perfected first-priority security interest (which security interest in favor of MI is collaterally assigned in favor of the Agent, for the benefit of the Agent and the Banks) and (ii) the Residue Loan Agent, for the benefit of the Residue Loan Agent and the Residue Loan Lenders, under the Residue Loan Documents (subject to the terms of the Residue Loan Subordination), (f) which are in payment of fully performed and undisputed obligations, (g) that are not due from any account debtor with respect to which more than fifty percent (50%) of the aggregate amount of all Accounts owing from such account debtor are not Eligible Accounts by reason of the foregoing clauses (c) or (d), (h) which are not Consignment Accounts, (i) which are payable in Dollars or Canadian dollars from an account debtor with its chief executive office or a branch office located within Canada or the United States and invoiced to and payable from such office, and (j) that are not supported by a letter of credit unless MI has a prior, perfected security interest in such letter of credit and such security interest has been collaterally assigned in favor of the Agent for the benefit of the Banks and the Agent."

          (c) Section 1.1 of the Loan Agreement is hereby further amended by restating the definition of Eligible Canadian Inventory in its entirety as follows:

     "Eligible Canadian Inventory: Inventory owned by MCL (net of reserves for off grade inventory and intercompany profit, as such reserves may be adjusted by the Agent in its reasonable discretion on account of improvements or deteriorations in reporting of inventory), (a) which is owned, possessed and held for sale by MCL within Canada but not yet shipped (other than Eligible In-Transit Inventory, which shall not be excluded from Eligible Canadian Inventory pursuant to this clause (a)), (b) for which, if held on premises leased by MCL (other than with respect to any warehouses, the storage expenses with respect to which have been included in calculating the Warehousemen Lien Reserve for any period as set forth in the definition of Warehousemen Lien Reserve), a waiver of the lessor and, if any, sublessor, in each case reasonably satisfactory to the Agent has been delivered to the Agent, (c) over which there is no Lien in favor of any person or entity other than (i) MI, and in which MI has a valid and perfected first-priority security interest (which Lien in favor of MI is collaterally assigned in favor of the Agent, for the benefit of the Agent and the Banks) and (ii) the Residue Loan Agent, for the benefit of the Residue Loan Agent and the Residue Loan Lenders, under the Residue Loan Documents (subject to the terms of the Residue Loan Subordination), (d) which is not Consignment Inventory and which is otherwise in the possession of MCL (other than Eligible In-Transit Inventory, which shall not be excluded from Eligible Canadian Inventory solely because it is not in the possession of MCL) unless the Agent has received a waiver from the party in possession of such inventory in form and substance reasonably satisfactory to the Agent, (e) which is not work in process, (f) which is not production and packing supplies, (g) which does not reflect any capitalized inventory variances, (h) which is not slow moving, (i) which has not been deemed by the Majority Banks to be otherwise either obsolete or unmarketable, (j) which is not held on consignment and is actually owned by MCL, and (k) which is not damaged."

          (d) Section 1.1 of the Loan Agreement is hereby further amended by restating the definition of Eligible Inventory in its entirety as follows:

     "Eligible Inventory: Inventory owned by any of the Borrowers (net of reserves for off grade inventory and intercompany profit, as such reserves may be adjusted by the Agent in its reasonable discretion on account of improvements or deteriorations in reporting of inventory), (a) which is owned, possessed and held for sale by SMC or MI or MIR within the United States of America and by SMC within Canada, but not yet shipped (other than Eligible In-Transit Inventory, which shall not be excluded from Eligible Inventory pursuant to this clause (a)), (b) for which, if held on premises leased by SMC or MI or MIR (other than with respect to any warehouses, the storage expenses with respect to which have been included in calculating the Warehousemen Lien Reserve for any period as set forth in the definition of Warehousemen Lien Reserve), a waiver of the lessor and, if any, sublessor, in each case reasonably satisfactory to the Agent has been delivered to the Agent, (c) over which there is no Lien in favor of any person or entity other than (i) the Agent, for the benefit of the Banks and the Agent, and in which the Agent has a valid and perfected first-priority security interest and (ii) the Residue Loan Agent, for the benefit of the Residue Loan Agent and the Residue Loan Lenders, under the Residue Loan Documents (subject to the terms of the Residue Loan Subordination),
(d) which is not Consignment Inventory and which is otherwise in the possession of one of the Borrowers (other than Eligible In-Transit Inventory, which shall not be excluded from Eligible Inventory solely because it is not in the possession of the Borrowers) unless the Agent has received a waiver from the party in possession of such inventory in form and substance reasonably satisfactory to the Agent, (e) which is not work in process (other than, in the case of SMC, readily measurable and identifiable work in process awaiting only final packaging in bags, drums or cans), (f) which is not production and packing supplies, (g) which does not reflect any capitalized inventory variances, (h) which, in the case of SMC, is not slow moving, (i) which has not been deemed by the Majority Banks to be otherwise either obsolete or unmarketable, (j) which is not held by the Borrowers on consignment and is actually owned by one of the Borrowers, and (k) which is not damaged."

          (e) Section 1.1 of the Loan Agreement is hereby further amended by adding the following new definitions in alphabetical order:

          Residue Loan Agent: Safeguard International Fund LP.

          Residue Loan Agreement: The Subordinated Loan Agreement, dated as of February 24, 2004, among the Borrowers, the Guarantors, the Residue Loan Agent and the Residue Loan Lenders.

          Residue Loan Documents: The "Loan Documents" under and as defined in the Residue Loan Agreement.

          Residue Loan Lenders: Collectively, (i) Safeguard International Fund LP, and (ii) SCP Private Equity Partners LP.

          Residue Loan Maturity Date: February 24, 2005.

          Residue Loan Notes: Collectively, (i) the Subordinated Promissory Note, issued on February 24, 2004 (bearing interest at eight percent (8)% per annum and due on the Residue Loan Maturity Date) by Metallurg, Inc. to Safeguard International Fund LP in the original principal amount of Five Million Two Hundred Thousand Dollars and 00/100 Cents ($5,200,000.00) pursuant to the Residue Loan Documents, and (ii) the Subordinated Promissory Note, issued on February 24, 2004 (bearing interest at eight percent (8%)% per annum and due on the Residue Loan Maturity Date) by Metallurg, Inc. to SCP Private Equity Partners LP in the original principal amount of Two Million Eight Hundred Thousand Dollars and 00/100 Cents ($2,800,000.00) pursuant to the Residue Loan Documents.

          Residue Loan Subordination: The Subordination Agreement, dated as of February 24, 2004, between the Agent, the Residue Loan Agent, the Residue Loan Lenders, the Borrowers and the Guarantors.

     'SS' 3.2 Amendments to 'SS' 6 of the Loan Agreement.

          (a) Section 6.1 of the Loan Agreement is hereby amended by deleting 'SS' 6.1 thereof in its entirety and substituting the following new 'SS' 6.1:

          "'SS' 6.1 Security of Borrower. The Obligations shall be secured by
(a) a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law and the Lien in favor of the Residue Loan Agent, for the benefit of the Residue Loan Agent and the Residue Loan Lenders, under the Residue Loan Documents (subject to the terms of the Residue Loan Subordination)) in all of the assets of each of the Borrowers (excluding (i) all fee and leasehold interests of the Borrowers in any real property, (ii) 100% of the capital stock of MIR China and MSI, (iii) 35% of the capital stock of MHC and MCL, and (iv) any annuities and trust fund accounts which are dedicated to the payment of environmental liabilities of the Borrowers pursuant to the express provisions of the Settlement Agreements, but in any event including the Borrowers' residual interest (if any) in such annuities and trust fund accounts), whether now owned or hereafter acquired, and (b) a pledge of and perfected first priority security interest in 100% of the issued and outstanding capital stock of SMC and the membership interests in MIR, and 65% of the issued and outstanding capital stock of MHC and MCL; all pursuant to the terms of, and to the extent provided in, the Security Documents."

          (b) Section 6.2 of the Loan Agreement is hereby amended by deleting 'SS' 6.2 thereof in its entirety and substituting the following new
'SS' 6.2:

          "'SS' 6.2. Guaranty and Security of Subsidiaries. The Obligations shall also be guaranteed by the Guarantors pursuant to the terms of the Guaranty as provided for in 'SS' 6.4. The obligations of the Guarantors under the Guaranty, shall be secured by (a) a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law and the Lien in favor of the Residue Loan Agent, for the benefit of the Residue Loan Agent and the Residue Loan Lenders, under the Residue Loan Documents (subject to the terms of the Residue Loan Subordination)) in all of the assets of each of the Borrowers and the Guarantors (excluding (i) all fee and leasehold interests of the Borrowers or the Guarantors in any real property, (ii) 100% of the capital stock of MIR China, MSI and the direct Subsidiaries of MHC (other than MCL) organized under the laws of a foreign country, (iii) 35% of the capital stock of MHC and MCL, and (iv) any annuities and trust fund accounts which are dedicated to the payment of environmental liabilities of the Borrowers pursuant to the express provisions of the Settlement Agreements, but in any event including the Borrowers' residual interest (if any) in such annuities and trust fund accounts), whether now owned or hereafter acquired, and (b) a pledge of and perfected first priority security interest in 100% of the issued and outstanding capital stock of SMC and the membership interests in MIR and 65% of the issued and outstanding capital stock of MHC and MCL; all pursuant to the terms of, and to the extent provided in, the Security Documents."

     'SS' 3.3 Amendments to 'SS' 9 of the Loan Agreement.

          (a) Section 9.2(b)(xi) of the Loan Agreement is hereby amended by deleting 'SS' 9.2(b)(xi) thereof in its entirety and substituting the following new 'SS' 9.2(b)(xi):

          "(xi) Indebtedness of MI under the Residue Loan Documents, not to exceed principal of $8,000,000 in the aggregate,"

          (b) Section 9.2(c)(x) of the Loan Agreement is hereby amended by deleting Section9.2(c)(x) thereof in its entirety and substituting the following new 'SS' 9.2(c)(x):

          "(x) Liens on the assets of the Borrowers and the Guarantors in favor of the Residue Loan Agent, for the benefit of the Residue Loan Agent and the Residue Loan Lenders, under the Residue Loan Documents (subject to the terms of the Residue Loan Subordination);"

          (c) Section 9.2(e) of the Loan Agreement is hereby amended by deleting the word "and" immediately prior to 'SS' 9.2(e)(viii) and by adding the following new 'SS' 9.2(e)(ix) immediately prior to the period at the end of 'SS' 9.2(e):

          ", and (ix) so long as no Default or Event of Default shall have occurred and be continuing, and none would result therefrom, (A) payments to the Residue Loan Lenders in each fiscal year up to an aggregate amount equal to the amount of regularly scheduled cash interest payments that MI is required to pay on the Residue Loan Notes in such fiscal year, solely for the purpose of making such interest payments, provided, however, that (1) the amount shall not include any payments to fund any increases in the rate of interest under the Residue Loan Notes from that in effect on the original date of issue of the Residue Loan Notes, and (2) such interest payments shall not be made until a date which is not more than fifteen (15) days prior to the date such interest payments are due and payable by MI, (B) payments to the Residue Loan Lenders on or after the scheduled maturity date of the Residue Loan Notes up to an aggregate amount equal to the cash principal payments that MI is required to pay on the Residue Loan Notes on such scheduled maturity date, which aggregate amount shall not exceed Eight Million Dollars ($8,000,000), (C) payments for reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs) incurred by any of the Borrowers and the Guarantors in connection with the closing of the Residue Loan Agreement provided that all such expenses shall be paid on or before such closing."

     'SS' 3.4 Amendment to 'SS'10 of the Loan Agreement. Section 10 of the Loan Agreement is hereby amended by deleting 'SS' 10(e) thereof in its entirety and substituting the following new 'SS' 10(e):

: "(e) (i) any of the Borrowers or the Guarantors shall be in default under the Residue Loan Documents, (ii) any of the Borrowers, the Guarantors or M Holdings shall be in default under (A) the Senior Note Documents, (B) any agreement or agreements (other than the Loan Documents) evidencing Indebtedness owing to the Agent or any Bank, or any affiliates of the Agent or any Bank, or (C) any agreement or agreements evidencing other Indebtedness for or in respect of borrowed money or capitalized leases in excess of $1,000,000 in aggregate principal amount, or (iii) any of the Borrowers or the Guarantors shall fail to pay any such Indebtedness specified in clause (i) or clauses (ii)(A), (B) or (C) when due, or within any applicable period of grace;"

     'SS' 4. Ratifications, Etc.

          (a) Except as expressly amended hereby, the Loan Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Loan Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. All references in the Loan Agreement or any related documents, instruments and agreements related thereto, including, but not limited to the Loan Documents, shall hereafter refer to the Loan Agreement as amended hereby.

          (b) Each of the Borrowers hereby affirms its absolute and unconditional promise to perform and pay, to the Banks and the Agent, all Obligations under the Loan Agreement (as amended hereby) and the other Loan Documents at the times and in the amounts provided for therein.

          (c) Each of the Guarantors hereby acknowledges that it has read and is aware of the provisions of this Amendment. Each of the Guarantors hereby affirms and reaffirms its absolute and unconditional guaranty of the Borrowers' payment and performance of the Obligations under the Loan Agreement (as amended hereby) and the other Loan Documents.

     'SS' 5. Representations, Warranties and Covenants; No Default; Authorization. Each of the Borrowers and Guarantors hereby represents, warrants and covenants to the Agent and the Banks as follows:

          (a) Each of the representations and warranties of such Borrower or Guarantor contained in the Loan Agreement was true as of the date as of which it was made and is true as and at the date of this Amendment, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment;

          (b) This Amendment has been duly authorized, executed and delivered by each of the Borrowers and Guarantors and is in full force and effect; and

          (c) Upon the execution and delivery of this Amendment by the respective parties hereto, this Amendment shall constitute the legal, valid and binding obligation of the Borrowers and the Guarantors, enforceable in accordance with its terms, except that the enforceability thereof may be subject to any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally.

     'SS' 6. Conditions to Effectiveness. The effectiveness of this Amendment, including the amendments and consent contained herein, shall be subject to the satisfaction of the following conditions precedent on or before February 25, 2004:

          (a) This Amendment shall have been duly executed and delivered by the Borrowers, the Guarantors and the requisite Banks and shall be in full force and effect;

          (b) The Subordination Agreement, in the form of Exhibit A attached to this Amendment, shall have been duly executed and delivered by each of the Borrowers, the Guarantors, the Residue Loan Agent, the Residue Loan Lenders and the Agent and shall be in full force and effect;

          (c) All documentation associated with the Residue Loan Transaction shall be in form and substance satisfactory to the Agent. The Residue Loan Agent and the Residue Loan Lenders shall have obtained all consents and approvals of the boards of directors, shareholders, governmental entities and other applicable third parties necessary in connection with the Residue Loan Transaction and shall have delivered copies of the same to the Agent;

          (d) The Residue Loan Transaction shall have been consummated and MI shall have received or shall be concurrently receiving proceeds thereunder equal to Eight Million Dollars ($8,000,000) minus the reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs) incurred by any of the Borrowers and the Guarantors in connection with the closing of the Residue Loan Agreement;

          (e) On date of the consummation of the Residue Loan Transaction, to the actual knowledge of the account officers of the Agent active upon the Borrowers' account, no Event of Default shall be outstanding;

          (f) The Agent shall have received such evidence of corporate authority and officers' certificates stating that there have been no changes (or certifying to such changes) in the bylaws or charter documents of each of the Borrowers and the Guarantors, and shall have received a certificate of incumbency with respect to each such Person. The Borrowers and the Guarantors shall have obtained all consents and approvals of the boards of directors, shareholders, governmental entities and other applicable third parties necessary in connection with the transactions contemplated herein and shall have delivered copies of the same to the Agent; and

          (g) SMC shall have made or shall be concurrently making the Residue Prepayment.

     'SS' 7. Release. In order to induce the Agent and the Banks to enter into this Amendment, each Borrower acknowledges and agrees that: (i) no Borrower has any claim or cause of action against the Agent or any Bank (or any of its respective directors, officers, employees or agents); (ii) no Borrower has any offset right, counterclaim or defense of any kind against any of their respective obligations, indebtedness or liabilities to the Agent or any Bank; and (iii) each of the Agent and the Banks has heretofore properly performed and satisfied in a timely manner all of its obligations to each Borrower. The Borrowers wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Agent's and the Banks' rights, interests, contracts, collateral security or remedies. Therefore, each Borrower unconditionally releases, waives and forever discharges (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Agent or any Bank to any Borrower, except the obligations to be performed by the Agent or any Bank on or after the date hereof as expressly stated in this Amendment, the Loan Agreement (as amended hereby), and the other Loan Documents, and (B) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which any Borrower might otherwise have against the Agent, any Bank or any of its directors, officers, employees or agents, in either case (A) or (B), on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind existing as of the date hereof, or occurring prior to the date hereof.

     'SS' 8. No Implied Waiver. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of any of the Borrowers or Guarantors or any right of the Agent or any Bank consequent thereon.

     'SS' 9. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     'SS' 10. Governing Law. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                                     METALLURG, INC.


                                     By:
                                        ----------------------------------------
                                     Name: Barry C. Nuss
                                     Title: Senior Vice President & CFO


                                     SHIELDALLOY METALLURGICAL
                                     CORPORATION


                                     By:
                                        ----------------------------------------
                                     Name: Barry C. Nuss
                                     Title: Vice President, Finance & CFO


                                     METALLURG INTERNATIONAL
                                     RESOURCES, LLC


                                     By:
                                        ----------------------------------------
                                     Name: Barry C. Nuss
                                     Title: Vice President, Finance & CFO


                                     METALLURG SERVICES, INC.


                                     By:
                                        ----------------------------------------
                                     Name: Barry C. Nuss
                                     Title: Vice President, Finance & CFO


                                     MIR (CHINA), INC.


                                     By:
                                        ----------------------------------------
                                     Name: Barry C. Nuss
                                     Title: Vice President, Finance & CFO


                                     METALLURG HOLDINGS CORPORATION


                                     By:
                                        ----------------------------------------
                                     Name: Barry C. Nuss
                                     Title: Vice President, Finance & CFO

                                     METALLURG (CANADA) LTEE./METALLURG
                                     (CANADA) LTD.


                                     By:
                                        ----------------------------------------
                                     Name: Barry C. Nuss
                                     Title: Treasurer and Director


                                     FLEET NATIONAL BANK
                                     (formerly known as BANKBOSTON, N.A.),
                                     individually and as Agent


                                     By:
                                        ----------------------------------------
                                     Name: Mark B. Schafer
                                     Title: Vice President


                                     BANK OF SCOTLAND


                                     By:
                                        ----------------------------------------
                                     Name: Joseph Fratus
                                     Title: First Vice President


                                     PNC BANK, N.A.
                                     (formerly known as National Bank of Canada)


                                     By:
                                        ----------------------------------------
                                     Name: Susanna Siskind
                                     Title: Bank Officer

                                                                       Exhibit A

                                                 Form of Subordination Agreement

--------------------------------------------------------------------------------

                             SUBORDINATION AGREEMENT

                          DATED as of February 24, 2004

                                      among

                          FLEET NATIONAL BANK, as Agent

                         SAFEGUARD INTERNATIONAL FUND LP

                         SCP PRIVATE EQUITY PARTNERS LP

                                 METALLURG, INC.

                      SHIELDALLOY METALLURGICAL CORPORATION

                     METALLURG INTERNATIONAL RESOURCES, LLC

                                       and

             The other parties listed on the signature pages hereto

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

1.    Definitions..............................................................2
2.    General..................................................................2
3.    Enforcement..............................................................3
4.    Payments Held in Trust...................................................3
5.    Defense to Enforcement...................................................3
6.    Bankruptcy, etc..........................................................4
         6.1. Payments relating to Subordinated Debt...........................4
         6.2. Securities by Plan of Reorganization or Readjustment.............4
         6.3. Subordinated Debt Voting Rights..................................4
7.    Lien Subordination.......................................................5
         7.1. Further Assurances...............................................5
         7.2. Books and Records................................................5
         7.3. Release of Guaranties and Collateral.............................5
8.    Banks' Freedom of Dealing................................................6
9.    Modification or Sale of the Subordinated Debt............................6
10.   Borrowers' Obligations Absolute..........................................7
11.   Termination of Subordination.............................................7
12.   Notices..................................................................8
13.   Governing Law............................................................9
14.   Waiver of Jury Trial.....................................................9
15.   Miscellaneous............................................................9

                             SUBORDINATION AGREEMENT

     SUBORDINATION AGREEMENT (this "Agreement"), dated as of February 24, 2004, among (a) FLEET NATIONAL BANK, a national banking association, in its capacity as agent (the "Agent") for the Banks (as hereinafter defined), (b) SAFEGUARD INTERNATIONAL FUND LP, a Delaware limited partnership having its principal of business at 400 The Safeguard Building, 435 Devon Park Drive, Wayne, Pennsylvania 19087 ("Safeguard"), (c) SCP PRIVATE EQUITY PARTNERS LP, a Delaware limited partnership having its principal of business at 1200 Liberty Ridge Drive, Suite 300, Wayne, Pennsylvania 19087 ("SCP"), (d) METALLURG, INC., a Delaware corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MI"), (e) SHIELDALLOY METALLURGICAL CORPORATION, a Delaware corporation having its principal place of business at 12 West Boulevard, Newfield, New Jersey 08344 ("SMC"), (f) METALLURG INTERNATIONAL RESOURCES, LLC, a Delaware limited liability company having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MIR" and together with MI and SMC, the "Borrowers"), (g) METALLURG SERVICES, INC., a New York corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MSI"), (h) MIR (CHINA), INC., a Delaware corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MIR China"), (i) METALLURG HOLDINGS CORPORATION, a New York corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MHC"), and (j) METALLURG (CANADA) LTEE./METALLURG (CANADA) LTD., a corporation organized under the laws of Quebec ("MCL", and collectively with MHC, MSI and MIR China, the "Guarantors");

     WHEREAS, pursuant to that certain Amended and Restated Loan Agreement dated as of October 29, 1999 (as amended and in effect from time to time, including any replacement agreement therefor, the "Loan Agreement"), among the financial institutions party thereto (the "Banks"), the Agent, the Borrowers, and the Guarantors, the Banks have extended credit to the Borrowers;

     WHEREAS, the Subordinating Creditors have agreed to extend credit to the Borrowers pursuant to that certain Subordinated Loan Agreement, of even date herewith (as amended with the consent of the Agent as provided herein and in effect from time to time, the "Subordinated Agreement"), among the Borrowers, the Guarantors, Safeguard, in its capacity as agent for the lenders under the Subordinated Agreement (the "Subordinating Agent") and in its capacity as a lender and SCP in its capacity as a lender under the Subordinated Agreement (together with Safeguard in its capacity as a lender as a lender under the Subordinated Agreement, the "Subordinating Creditors"); and

     WHEREAS, it is a condition precedent to the Banks' consenting to the Subordinating Creditors' extension of credit to the Borrowers and the Borrowers and the Guarantors granting liens and providing guarantees, as the case may be, in favor of the Subordinating Agent for the benefit of the Subordinating Agent and the Subordinating

Creditors to secure the Subordinated Debt that the Borrowers, the Guarantors, Safeguard (in its individual capacity and in its capacity as the Subordinating Agent and a Subordinating Creditor) and SCP (in its individual capacity and in its capacity as a Subordinating Creditor) enter into this Agreement with the Agent. Safeguard (in its individual capacity and in its capacity as the Subordinating Agent and a Subordinating Creditor) and SCP (in its individual capacity and in its capacity as a Subordinating Creditor) are individually referred to herein as a "Subordinating Party" and collectively as the "Subordinating Parties".

     NOW, THEREFORE, in consideration of the foregoing, the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Definitions. Terms not otherwise defined herein have the same respective meanings given to them in the Loan Agreement. In addition, the following terms shall have the following meanings:

     Senior Debt. All principal, interest, fees, costs, enforcement expenses (including legal fees and disbursements), collateral protection expenses and other reimbursement or indemnity obligations created or evidenced by the Loan Agreement or any of the other Loan Documents or any prior, concurrent, or subsequent notes, instruments or agreements of indebtedness, liabilities or obligations of any type or form whatsoever relating thereto in favor of the Agent or any of the Banks. Senior Debt shall expressly include any and all interest accruing or out of pocket costs or expenses incurred after the date of any filing by or against any Borrower of any petition under the federal Bankruptcy Code or any other bankruptcy, insolvency or reorganization act regardless of whether the Agent's or any Bank's claim therefor is allowed or allowable in the case or proceeding relating thereto.

     Subordinated Debt. All principal, interest, fees, costs, enforcement expenses (including legal fees and disbursements), collateral protection expenses and other reimbursement and indemnity obligations created or evidenced by the Subordinated Agreement or any prior, concurrent or subsequent notes, instruments or agreements of indebtedness, liabilities or obligations of any type or form whatsoever relating thereto in favor of any Subordinating Party.

     Subordinated Documents. Collectively, the Subordinated Agreement, any promissory notes executed in connection therewith and any and all guaranties and security interests, mortgages and other liens directly or indirectly guarantying or securing any of the Subordinated Debt, and any and all other documents or instruments evidencing or further guarantying or securing directly or indirectly any of the Subordinated Debt, whether now existing or hereafter created.

     2. General. The Subordinated Debt and any and all Subordinated Documents shall be and hereby are subordinated and the payment thereof is deferred until the full and final payment in immediately available funds of the Senior Debt, whether now or hereafter incurred or owed by the Borrowers. Notwithstanding the immediately preceding sentence, so long as no Default or Event of Default shall have occurred and be continuing under the Loan Agreement, and none would result therefrom, the Borrowers shall be permitted to pay (i) and the Subordinating Agent and the Subordinating Creditors shall be permitted to receive, any regularly scheduled payment of interest on the Subordinated Debt, (ii) and the Subordinating Agent and the Subordinating Creditors shall be permitted to receive the payment of principal, in an aggregate amount not to exceed Eight Million Dollars ($8,000,000), on or after the scheduled maturity date of the Subordinated Debt, and (iii) reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs) incurred by any of the Borrowers and the Guarantors in connection with the closing of the Subordinated Agreement provided that all such expenses shall be paid on or before such closing.

     3. Enforcement. No Subordinating Party shall take or omit to take any action or assert any claim with respect to the Subordinated Debt or otherwise which is inconsistent with the provisions of this Agreement. Without limiting the foregoing, no Subordinating Party will assert, collect or enforce the Subordinated Debt or any part thereof or take any action to foreclose or realize upon the Subordinated Debt or any part thereof or enforce any of the Subordinated Documents except to the extent (but only to such extent) that the commencement of a legal action may be required to toll the running of any applicable statute of limitation. Until the Senior Debt has been finally paid in full in immediately available funds, no Subordinating Party shall have any right of subrogation, reimbursement, restitution, contribution or indemnity whatsoever from any assets of any Borrower or any Guarantor or any provider of collateral security for the Senior Debt. Each Subordinating Party further waives any and all rights with respect to marshalling.

     4. Payments Held in Trust. Each Subordinating Party will hold in trust and immediately pay over to the Agent for the account of the Banks and the Agent, in the same form of payment received, with appropriate endorsements, for application to the Senior Debt any cash amount that any Borrower pays to such Subordinating Party with respect to the Subordinated Debt, or as collateral for the Senior Debt any other assets of any Borrower that such Subordinating Party may receive with respect to the Subordinated Debt.

     5. Defense to Enforcement. If any Subordinating Party, in contravention of the terms of this Agreement, shall commence, prosecute or participate in any suit, action or proceeding against any Borrower, then such Borrower may interpose as a defense or plea the making of this Agreement, and the Agent or any Bank may intervene and interpose such defense or plea in its name or in the name of such Borrower. If any Subordinating Party, in contravention of the terms of this Agreement, shall attempt to collect any of the Subordinated Debt or enforce any of the Subordinated Documents, then the Agent, any Bank or any Borrower may, by virtue of this Agreement, restrain the enforcement thereof in the name of the Agent or such Bank or in the name of such Borrower. If any Subordinating Party, in contravention of the terms of this Agreement, obtains any cash or other assets of any Borrower as a result of any administrative, legal or equitable actions, or otherwise, such Subordinating Party agrees forthwith to pay, deliver and assign to the Agent, for the account of the Banks and the Agent, with appropriate endorsements, any such cash for application to the Senior Debt and any such other assets as collateral for the Senior Debt.

     6. Bankruptcy, etc.

          6.1. Payments relating to Subordinated Debt. At any meeting of creditors of any Borrower or in the event of any case or proceeding, voluntary or involuntary, for the distribution, division or application of all or part of the assets of any Borrower or the proceeds thereof, whether such case or proceeding be for the liquidation, dissolution or winding up of any Borrower or its business, a receivership, insolvency or bankruptcy case or proceeding, an assignment for the benefit of creditors or a proceeding by or against any Borrower for relief under the federal Bankruptcy Code or any other bankruptcy, reorganization or insolvency law or any other law relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangement, composition or extension or marshalling of assets or otherwise, the Agent is hereby irrevocably authorized at any such meeting or in any such proceeding to receive or collect for the benefit of the Banks and the Agent any cash or other assets of such Borrower distributed, divided or applied by way of dividend or payment, or any securities issued on account of any Subordinated Debt, and apply such cash to or to hold such other assets or securities as collateral for the Senior Debt, and to apply to the Senior Debt any cash proceeds of any realization upon such other assets or securities that the Agent in its discretion elects to effect, until all of the Senior Debt shall have been paid in full in immediately available funds, rendering to the Subordinating Agent for the benefit of the Subordinating Agent and the Subordinating Creditors any surplus to which the Subordinating Agent and the Subordinating Creditors are then entitled.

          6.2. Securities by Plan of Reorganization or Readjustment. Notwithstanding the foregoing provisions of 'SS' 6.1, the Subordinating Agent and the Subordinating Creditors shall be entitled to receive and retain any securities of any Borrower or any other corporation or other entity provided for by a plan of reorganization or readjustment (i) the payment of which securities is subordinate, at least to the extent provided in this Agreement with respect to Subordinated Debt, to the payment of all Senior Debt under any such plan of reorganization or readjustment and (ii) all other terms of which are acceptable to the Banks and the Agent.

          6.3. Subordinated Debt Voting Rights. At any such meeting of creditors or in the event of any such case or proceeding, the Subordinating Agent and the Subordinating Creditors shall retain the right to vote and otherwise act with respect to the Subordinated Debt (including, without limitation, the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension), provided that no Subordinating Party shall vote with respect to any such plan or take any other action in any way so as to contest (i) the validity of any Senior Debt or any collateral therefor or guaranties thereof, (ii) the relative rights and duties of any holders of any Senior Debt established in any instruments or agreements creating or evidencing any of the Senior Debt with respect to any of such collateral or guaranties or (iii) the Subordinating Parties' obligations and agreements set forth in this Agreement.

     7. Lien Subordination. The Senior Debt, the Loan Agreement and the other Loan Documents and any and all other documents and instruments evidencing or creating the Senior Debt and all guaranties, mortgages, security agreements, pledges and other collateral guarantying or securing the Senior Debt or any part thereof shall be senior to the Subordinated Debt and all of the Subordinated Documents irrespective of the time of the execution, delivery or issuance of any thereof or the filing or recording for perfection of any thereof or the filing of any financing statement or continuation statement relating to any thereof.

          7.1. Further Assurances. Each of the Subordinating Parties hereby agrees, upon request of the Agent at any time and from time to time, to execute such other documents or instruments as may be requested by the Agent further to evidence of public record or otherwise the senior priority of the Senior Debt as contemplated hereby.

          7.2. Books and Records. Each of the Subordinating Parties further agrees to maintain on its books and records such notations as the Agent may reasonably request to reflect the subordination contemplated hereby and to perfect or preserve the rights of the Agent hereunder. A copy of this Agreement may be filed as a financing statement in any Uniform Commercial Code recording office.

          7.3. Release of Guaranties and Collateral. Without limiting any of the rights of the Agent or any Bank under the Loan Agreement, the other Loan Documents or applicable law, in the event that the Agent releases or discharges any guaranties of the Senior Debt given by guarantors which have also guarantied the Subordinated Debt in connection with the sale or other disposition of the stock of such guarantor or any security interests in, or mortgages or liens upon, any collateral securing the Senior Debt and also securing the Subordinated Debt in connection with any sale or other disposition of such collateral, such guarantors or (as the case may be) such collateral shall thereupon be deemed to have been released from all such guaranties or security interests, mortgages or liens in favor of the Subordinating Agent or any Subordinating Creditors, provided that any net cash proceeds received by any Borrower or such guarantor in connection with any sale or other disposition of assets in which such release or discharge is granted are applied, or are held for application, to the Senior Debt. Each of the Subordinating Parties agrees that, within ten (10) days following the Agent's written request therefor, such Subordinating Party will execute, deliver and file any and all such termination statements, mortgage discharges, lien releases and other agreements and instruments as the Agent reasonably deems necessary or appropriate in order to give effect to the preceding sentence. Each of the Subordinating Parties hereby irrevocably appoints the Agent, and its successors and assigns, and their respective officers, with full power of substitution, the true and lawful attorney(s) of such Subordinating Party for the purpose of effecting any such executions, deliveries and filings if and to the extent that such Subordinating Party shall have failed to perform such obligations pursuant to the foregoing provisions of this Section 3 within such ten (10) day period.

     8. Banks' Freedom of Dealing. Each of the Subordinating Parties agrees, with respect to the Senior Debt and any and all collateral therefor or guaranties thereof, that the Borrowers and the Banks may agree to increase the amount of the Senior Debt or otherwise modify the terms of any of the Senior Debt, and the Banks may grant extensions of the time of payment or performance to and make compromises, including releases of collateral or guaranties, and settlements with any Borrower and all other persons, in each case without the consent of the Subordinating Parties, the Borrowers or the Guarantors and without affecting the agreements of the Subordinating Parties, the Borrowers or the Guarantors contained in this Agreement; provided, however, that nothing contained in this Section 8 shall constitute a waiver of the right of any Borrower or any Guarantor itself to agree or consent to a settlement or compromise of a claim which the Agent or any Bank may have against such Borrower or Guarantor. The Agent hereby acknowledges that the provisions of this Agreement nevertheless constitute notice from the Subordinating Agent and the Subordinating Creditors of their junior security interest in the collateral securing the Subordinated Debt for purposes of the provisions of 'SS''SS' 9-608(a)(1)(C), 9-615(a)(3)(A), and 9-621(a)(1) of the Uniform Commercial Code
of the Commonwealth of Massachusetts.

     9. Modification or Sale of the Subordinated Debt. No Subordinating Party will, at any time while this Agreement is in effect, modify any of the terms of any of the Subordinated Debt or any of the Subordinated Documents; nor will any Subordinating Party sell, transfer, pledge, assign, hypothecate or otherwise dispose of any or all of the Subordinated Debt to any person other than a person who agrees in a writing, satisfactory in form and substance to the Agent, to become a party hereto and to succeed to the rights and to bound by all of the obligations of a Subordinating Party hereunder. In the case of any such disposition by any Subordinating Party, such Subordinating Party will notify the Agent at least ten (10) days prior to the date of any of such intended disposition.

     10. Borrowers' Obligations Absolute. Nothing contained in this Agreement shall impair, as between the Borrowers and the Subordinating Party, the obligation of the Borrowers to pay to the Subordinating Agent and the Subordinating Creditors all amounts payable in respect of the Subordinated Debt as and when the same shall become due and payable in accordance with the terms thereof, or prevent the Subordinating Agent or the Subordinating Creditors (except as expressly otherwise provided in 'SS' 3 or 'SS' 6) from exercising all rights, powers and remedies otherwise permitted by Subordinated Documents and by applicable law upon a default in the payment of the Subordinated Debt or under any Subordinated Document, all, however, subject to the rights of the Agent and the Banks as set forth in this Agreement.

     11. Termination of Subordination. This Agreement shall continue in full force and effect, and the obligations and agreements of the Subordinating Parties, the Borrowers and the Guarantors hereunder shall continue to be fully operative, until all of the Senior Debt shall have been paid and satisfied in full in immediately available funds, subject to the provisions hereof relating to reinstatement. To the extent that any Borrower or any Guarantor or any provider of collateral for the Senior Debt makes any payment on the Senior Debt that is subsequently invalidated, declared to be fraudulent or preferential or set aside or is required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or reorganization act, state or federal law, common law or equitable cause (such payment being hereinafter referred to as a "Voided Payment"), then to the extent of such Voided Payment, that portion of the Senior Debt that had been previously satisfied by such Voided Payment shall be revived (and this Agreement shall automatically be reinstated if it has terminated) and continue in full force and effect as if such Voided Payment had never been made. In the event that a Voided Payment is recovered from the Agent or any Bank, an Event of Default shall be deemed to have existed and to be continuing under the Loan Agreement from the date of the Agent's or such Bank's initial receipt of such Voided Payment until the full amount of such Voided Payment is restored to the Agent or such Bank. During any continuance of any such Event of Default, this Agreement shall be in full force and effect with respect to the Subordinated Debt (and this Agreement shall automatically be reinstated if it has terminated). To the extent that any Subordinating Party has received any payments with respect to the Subordinated Debt subsequent to the date of the Agent's or any Bank's initial receipt of such Voided Payment and such payments have not been invalidated, declared to be fraudulent or preferential or set aside or are required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, such Subordinating Party shall be obligated and hereby agrees that any such payment so made or received shall be deemed to have been received in trust for the benefit of the Agent or such Bank, and such Subordinating Party hereby agrees to pay to the Agent for the benefit of the Agent or (as the case may be) such Bank, upon demand, the full amount so received by such Subordinating Party during such period of time to the extent necessary fully to restore to the Agent or such Bank the amount of such Voided Payment. Upon the payment and satisfaction in full in immediately available funds of all of the Senior Debt, this Agreement will automatically terminate without any additional action by any party hereto, subject to the provisions hereof relating to reinstatement.

     12. Notices. All notices and other communications made or required to be given pursuant to this Agreement shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

          (i) If to the Agent, One Federal Street, Boston, Massachusetts 02110, USA, Mail Stop: MA DE 10307X, Attention: Mark B. Schafer, Vice President

          (ii) If to Safeguard, 400 The Safeguard Building, 435 Devon Park Drive, Wayne, Pennsylvania 19087, Attention: Arthur R. Spector, Managing Director

          (iii) If to SCP, 1200 Liberty Ridge Drive, Suite 300, Wayne, Pennsylvania 19087, Attention: Samuel A. Plum, General Partner

          (iv) If to the Borrowers or the Guarantors, c/o Metallurg, Inc. at 6 East 43rd Street, 12th Floor, New York, New York 10017, Attention: Barry C. Nuss, Senior Vice President

     or such other address or addresses as any party hereto shall have designated by written notice to the other parties hereto. Any such notice or communication shall be deemed to have been duly given or made and to have become effective (A) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and (B) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof. Any notice or election required to be made by or on behalf of the Borrowers hereunder may be made by MI on behalf of all of the Borrowers.

     13. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL BE A SEALED INSTRUMENT UNDER SUCH LAWS. EACH OF THE BORROWERS, THE GUARANTORS AND THE SUBORDINATING PARTIES AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS, THE GUARANTORS AND THE SUBORDINATING PARTIES BY MAIL AT THE ADDRESS SPECIFIED IN 'SS' 12. EACH OF THE BORROWERS, THE GUARANTORS AND THE SUBORDINATING PARTIES HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     14. Waiver of Jury Trial. EACH OF THE BORROWERS, THE GUARANTORS AND THE SUBORDINATING PARTIES HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT AS

PROHIBITED BY LAW, EACH OF THE BORROWERS, THE GUARANTORS AND THE SUBORDINATING PARTIES HEREBY WAIVES ANY RIGHT WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH OF THE BORROWERS, THE GUARANTORS AND THE SUBORDINATING PARTIES (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR ANY BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR ANY BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND
(B) ACKNOWLEDGES THAT THE AGENT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

     15. Miscellaneous. This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against which enforcement is sought. The Agent, acting upon the instructions of the requisite Banks, may, in their sole and absolute discretion, waive any provisions of this Agreement benefiting the Agent and the Banks; provided, however, that such waiver shall be effective only if in writing and signed by the Agent and shall be limited to the specific provision or provisions expressly so waived. The provisions of this Agreement are severable and if any one provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, such invalidity or unenforceability shall affect only such provision in such jurisdiction. This Agreement shall be binding upon the successors and assigns of each of the Subordinating Parties, each of the Borrowers and each of the Guarantors and shall inure to the benefit of the Agent and the Banks, the Agent's and the Banks' respective successors and assigns, any lender or lenders refunding or refinancing any of the Senior Debt and their respective successors and assigns, but shall not otherwise create any rights or benefits for any third party. In the event that any lender or lenders refund or refinance any of the Senior Debt, the terms "Loan Agreement", "Loan Documents", "Event of Default" and the like shall refer mutatis mutandis to the agreements and instruments in favor of such lender or lenders and to the related definitions contained therein.

                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                     FLEET NATIONAL BANK, as Agent


                                     By:
                                         ------------------------------------
                                     Name: Mark B. Schafer
                                     Title: Vice President


                                     SAFEGUARD INTERNATIONAL FUND LP ,
                                     individually, in its capacity as
                                     Subordinating Agent and in its capacity
                                     as a Subordinating Lender


                                     By:
                                         ------------------------------------
                                     Name:
                                     Title:


                                     SCP PRIVATE EQUITY PARTNERS LP,
                                     individually and in its capacity as a
                                     Subordinating Lender


                                     By: SCP Private Equity Management, LP


                                     By:
                                         ------------------------------------
                                     Name: Samuel A. Plum
                                     Title: General Partner

                                     METALLURG, INC.


                                     By:
                                         ---------------------------------------
                                     Name: Barry C. Nuss
                                     Title: Senior Vice President & CFO


                                     SHIELDALLOY METALLURGICAL
                                     CORPORATION


                                     By:
                                         ---------------------------------------
                                     Name: Barry C. Nuss
                                     Title: Vice President, Finance & CFO


                                     METALLURG INTERNATIONAL
                                     RESOURCES, LLC


                                     By:
                                         ---------------------------------------
                                     Name: Barry C. Nuss
                                     Title: Vice President, Finance & CFO


                                     METALLURG SERVICES, INC.


                                     By:
                                         ---------------------------------------
                                     Name: Barry C. Nuss
                                     Title: Vice President, Finance & CFO


                                     MIR (CHINA), INC.


                                     By:
                                         ---------------------------------------
                                     Name: Barry C. Nuss
                                     Title: Vice President, Finance & CFO


                                     METALLURG HOLDINGS
                                     CORPORATION


                                     By:
                                         ---------------------------------------
                                     Name: Barry C. Nuss
                                     Title: Vice President, Finance & CFO

                                     METALLURG (CANADA) LTEE./METALLURG
                                     (CANADA) LTD.


                                     By:
                                         ---------------------------------------
                                     Name: Barry C. Nuss
                                     Title: Treasurer and Director

                          CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OF MASSACHUSETTS    )
                                 ) ss.
COUNTY OF SUFFOLK                )

     On this ___ day of February, 2004, before me, the undersigned notary public, personally appeared Mark B. Schafer, proved to me through satisfactory evidence of identification, which were _____________________________, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose (as Vice President for Fleet National Bank, a national banking association).


                                     -------------------------------------------
                                     (official signature and seal of notary)

                                     My commission expires: